Exhibit 99.1

THT Heat Transfer Technology, Inc. Announces Change of Auditor

SIPING, CHINA — January 9, 2013 — THT Heat Transfer Technology, Inc. (NASDAQ:THTI, “the Company”, or “THT”), a leading provider of heat exchangers and heat exchange solutions in China’s clean technology industry, today announced that the Company engaged MaloneBailey LLP (“MaloneBailey”) as its independent registered public accounting firm on January 8, 2013, replacing PKF-Hong Kong (“PKF”), which resigned on January 7, 2013.

The resignation of PKF was not the result of any disagreements between the Company and PKF on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Chairman and Chief Executive Officer Guohong Zhao commented, “We thank PKF for their professionalism and support during their tenure, and welcome the appointment of MaloneBailey as our independent registered public accounting firm. The Board and management team of THT will work closely with MaloneBailey to maintain the high standards of disclosure and transparency required of a U.S.-listed company.”

About THT Heat Transfer Technology, Inc.

Through its Chinese operating subsidiaries, THT Heat Transfer Technology, Inc. designs, manufactures and sells plate heat exchangers, shell-and-tube heat exchangers, heat exchanger units and other heat exchanger products with total heat exchange solutions. Heat exchangers play an integral part in helping customers improve energy efficiency. Used in a number of industries, THT’s products focus on energy conservation, emission reduction and other environmentally friendly applications. Its six major product categories are plate heat exchangers, shell-and-tube heat exchangers, air-cooled heat exchangers, weld plate heat exchangers, heat exchanger units and plate-and-shell heat exchangers. The Company also offers comprehensive heat exchange solutions.

THT’s in-house R&D capabilities enable it to deliver tailored products that better meet the changing demands of its customers. The Company has a strong record of delivering high-quality products and services to leading domestic and international customers. THT has completed over 3,000 projects and has provided heat exchange solutions to several Fortune 500 companies. The Company is headquartered in Siping City, Jilin Province, China. For more information, please visit the Company's website at www.tht.cn.

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements". These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the risk factor sections of the Company's periodic reports that are filed with the Securities and Exchange Commission and are available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contact:

The Company:
Mr. Jack Xiao
Investor Relations Manager
THT Heat Transfer Technology, Inc.
Tel:+86 (434) 326 6779
Email: IR@tht.cn

Investor Relations (China):
Xiaoyan Su
Taylor Rafferty
Tel: +852 3196 3712
Email: tht@taylor-rafferty.com

Investor Relations (US):
Bryan Degnan
Taylor Rafferty
Tel: +1 (212) 889 4350
Email: tht@taylor-rafferty.com